Exhibit 32.2

CERTIFICATION
 Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 I hereby certify that:

I have reviewed the Transition Report on Form 10-QT of Riley Exploration Permian, Inc. (the “Company”) for the quarter ended December 31, 2021 (the “Report”).

To the best of my knowledge the Report (i) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m (a) or 78o (d)); and, (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 23, 2022
By:	/s/ Philip Riley
Philip Riley
Chief Financial Officer